BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                                NOVEMBER 28, 2005

                            SUPPLEMENT TO PROSPECTUS

                               DATED JULY 26, 2005

THE PROSPECTUS FOR BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC (THE "FUND") DATED JULY 26, 2005 IS REVISED AS FOLLOWS, AND ANY STATEMENT CONTAINED IN THE PROSPECTUS IS AMENDED, MODIFIED AND SUPERSEDED FOR ALL PURPOSES TO THE EXTENT THAT A STATEMENT CONTAINED IN THIS SUPPLEMENT AMENDS, MODIFIES OR SUPERSEDES IT.

ELIMINATION OF INCENTIVE ALLOCATION

Effective December 1, 2005, Banc of America Investment Advisors, Inc. (the "Adviser") will no longer be entitled to receive any Incentive Allocation (as defined below). This means that the Adviser's compensation will be reduced to the extent that the Fund's investment performance would have resulted in the payment of an Incentive Allocation to the Adviser on or after December 1, 2005. Any amounts accrued, but not paid to the Adviser, as Incentive Allocations as of December 1, 2005 will remain in the relevant Investor's Capital Account and will not be paid to the Adviser. Under no circumstances will the Adviser's compensation increase as a result of this change.

The Fund's Limited Liability Company Agreement, amended and restated as of March 24, 2003 (the "Prior LLC Agreement"), is amended and restated as of December 1, 2005 (the "Amended and Restated LLC Agreement") to eliminate the Incentive Allocation and make the other changes described below. Before this amendment and restatement, for each fiscal year in which an investor in the Fund (an "Investor") earned an annualized return on its capital account greater than 6% (the "Hurdle Rate"), the Adviser was entitled to receive 10% of the excess of the net profits over the Hurdle Rate and any loss carryforward (the "Incentive Allocation").

In addition to the changes related to the elimination of the Adviser's Incentive Allocation, the amendments to the Prior LLC Agreement, among other things: (i) identify Banc of America Investment Advisors, Inc. as the "Adviser"; (ii) identify Columbia Management Distributors, Inc. as the "Distributor" (see below) and "Organizational Member"; (iii) set forth 40 West 57th Street, New York, New York 10019 as the Fund's principal office; and (iv) clarify the use of promissory notes in connection with repurchases of Investors' Interests. The text of the Amended and Restated LLC Agreement will be furnished to any Investor upon request. Investors may contact the Fund at 1-888-786-9977 to request a copy.

The Fund's investment advisory agreement with the Adviser will be amended as of December 1, 2005 to eliminate reference to the Incentive Allocation. Following this amendment, for the investment advisory services provided under the investment advisory agreement, the Fund pays the Adviser the Management Fee, which is computed no less frequently than quarterly at an annual rate of 1.25% of the net assets of the Fund (before reduction for any repurchases of Interests). A majority of the Board of Managers (all of whom are Independent Managers, as defined in the Prospectus) approved this amendment to the Fund's investment advisory agreement at a meeting called for the purpose on November 14, 2005. A discussion regarding the basis for the Board's approval of the amendment to the Fund's investment advisory agreement will be available in the Fund's Annual Report for the fiscal year ended March 31, 2006.

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Effective December 1, 2005, each reference to the Adviser's Incentive Allocation and related terms such as Hurdle Rate, Loss Carryforward and Special Advisory Account, is deemed deleted from the Prospectus, and each reference in the Prospectus to the Fund's "LLC Agreement" is deemed to refer to the Amended and Restated LLC Agreement.

REDUCTION IN ADMINISTRATION FEE

Effective as of December 1, 2005, the Administration Agreement between the Fund and Banc of America Investment Advisors, Inc. (in its capacity as the
Administrator) will be amended to reduce the administration fee from 0.25% of the Fund's net assets to an amount equal to the compensation and any other fees payable by the Administrator to SEI Global Services (formerly known as SEI Investments Global Funds Services), which provides certain accounting, administration and transfer agency services to the Fund. Under the revised Administration Agreement terms, the Fund will pay an asset-based fee of 0.07% and other fees that are currently estimated at approximately 0.03% of Fund's net assets. This change will result in a fee reduction that is currently expected to be approximately 0.15%. Actual fees may vary.

SUMMARY OF FUND EXPENSES

The section of the Prospectus titled "SUMMARY OF FUND EXPENSES" on pages 19 and 20 of the Prospectus is deleted and replaced with the following:

         The following table illustrates the estimated fees and expenses that the Fund expects to incur and Investors can expect to bear.

         INVESTOR TRANSACTION EXPENSES
              Maximum Sales Load (as a percentage of
                 offering price)*......................up to 3.00%

                                                    PERCENTAGE OF NET ASSETS
         ANNUAL EXPENSES                            ATTRIBUTABLE TO INTERESTS
              Management Fee..................................1.25%
              Other Expenses**................................1.26%


         TOTAL ANNUAL EXPENSES................................2.51%

              * Interests are sold subject to a sales load. Investments of less than $100,000 are subject to a 3.0% sales load, investments of less than $250,000 (but equal to or greater than $100,000) are subject to a 2.5% sales load, investments of less than $500,000 (but equal to or greater than $250,000) are subject to a 2.0% sales load, and investments of $500,000 or more are not subject to a sales load. In each case, sales loads reflect a percentage of the investment. For some investors, the sales load may be waived. (See "Distribution Arrangements--Sales Load Waivers.")

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              ** Other Expenses  include (i) an Investor  Servicing Fee of 0.25%
              and (ii) an administration fee of 0.25% for the period April 1, 2005 through November 30, 2005 and 0.10% for the period December 1, 2005 through March 31, 2006 (based on an asset-based fee of 0.07% and other fees estimated at approximately 0.03%). Because
              post-December    1,   2005   fees   are   an   estimate,    actual
              administration-related fees may vary.

         The purpose of the table above is to assist prospective Investors in understanding the various costs and expenses Investors in the Fund will bear directly or indirectly. "Other Expenses" are estimated at 1.26%. This estimate is based on an assumption of Fund average net assets of $80 million and estimated expenses for the current fiscal year, taking into account the reduction in the administration fee as of December 1, 2005. If the average net assets are less than $80 million, "Other Expenses" will be higher than estimated above. For a more complete description of the various costs, expenses and performance-based allocations of the Fund, see "Management of the Fund." Investors' returns are reduced by fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to fees assessed by the Fund.

         An Investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

         1 YEAR           3 YEARS           5 YEARS          10 YEARS
         ------           -------           -------          --------
         $55              $106              $160             $306

         An Investor would pay the following expenses on a $50,000 investment, assuming a 5% annual return:

         1 YEAR           3 YEARS           5 YEARS          10 YEARS
         ------           -------           -------          --------
         $2,733           $5,290            $7,977           $15,301

         THE EXAMPLES ARE BASED ON THE ESTIMATED ANNUAL EXPENSES SET FORTH ABOVE. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

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DISTRIBUTOR CHANGE

In August 2005, BACAP Distributors, LLC, the Fund's distributor, merged into Columbia Management Distributors, Inc. All references to "BACAP Distributors, LLC" in the Prospectus are deemed to be references to Columbia Management Distributors, Inc.

MODIFICATION TO REPURCHASE PROCEDURES

The first sentence of the first paragraph of the section titled "REPURCHASES OF INTERESTS AND TRANSFERS - REPURCHASE PROCEDURES" on page 57 of the Prospectus is deleted and replaced with the following:

         "The amount that an Investor may expect to receive on the repurchase of the Investor's Interest (or portion thereof) is the value of the Investor's Capital Account (or portion thereof being repurchased) determined as of a specified valuation date (the "Valuation Date"), which is the same date as the expiration date of the tender offer or a day within 65 days thereafter, and is based on the net asset value of the Fund's assets as of the Valuation Date, after giving effect to all allocations to be made as of that date to the Investor's Capital Account."

PLEASE READ THIS SUPPLEMENT IN CONJUNCTION WITH THE PROSPECTUS, AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

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